Fiscal Year 2024, First Quarter July 28, 2023 EARNINGS CALL PRESENTATION

2 HORACIO ROZANSKI President and Chief Executive Officer MATT CALDERONE Chief Financial Officer NATHAN RUTLEDGE Director & Head of Investor Relations CALL PARTICIPANTS

3 DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Adjusted EBITDA, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2023, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward- looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio, which are not recognized measurements under accounting principles generally accepted in the United States, or GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income attributable to common stockholders to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted EPS, and net cash used in operating activities to Free Cash Flow and Free Cash Flow Conversion, and net debt to Net Leverage Ratio and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income attributable to common stockholders or diluted EPS as measures of operating results, each as defined under GAAP, (iii) use Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio, in addition to, and not as an alternative to, net cash used in operating activities as a measure of liquidity, each as defined under GAAP, and (iv) use Net Leverage Ratio in addition to, and not as an alternative to, net debt as a measure of Booz Allen's debt leverage. The Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion, and Net Leverage Ratio to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Financial Outlook”, reconciliation of Adjusted Diluted EPS guidance, Adjusted EBITDA, and Adjusted EBITDA Margin on Revenue to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations with respect to Adjusted Diluted EPS, and our net income, net interest and other expenses with respect to Adjusted EBITDA and Adjusted EBITDA Margin on Revenue, during the course of fiscal 2024. With respect to Adjusted Diluted EPS guidance, projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue guidance for fiscal 2024 and 2025 and of Adjusted EBITDA guidance through fiscal 2025 to the closest corresponding GAAP measures are not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Accordingly, Booz Allen is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

4 KEY FINANCIAL RESULTS FIRST QUARTER FISCAL YEAR 2024 RESULTS (1) Comparisons are to prior fiscal year period. (2) Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue can be found on Slide 12. Net Income attributable to common stockholders was $161.4 million for the three months ended June 30, 2023. Net income margin attributable to common stockholders was 6.1% for the three months ended June 30, 2023. FIRST QUARTER (1) Revenue $2.7 billion +18.0% Revenue, Excluding Billable Expenses $1.8 billion +16.9% Net Income $161 million +16.9% Adjusted EBITDA2 $307 million +21.5% Adjusted EBITDA Margin on Revenue2 11.6% +3.6% Adjusted Net Income $193 million +28.0% Diluted EPS $1.22 +18.4% Adjusted Diluted EPS $1.47 +30.1% Net Cash Used in Operating Activities $(72) million -56.8%

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6 KEY FINANCIAL RESULTS FIRST QUARTER FISCAL YEAR 2024 RESULTS (1) Comparisons are to prior fiscal year period. (2) Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin on Revenue can be found on Slide 12. Net Income attributable to common stockholders was $161.4 million for the three months ended June 30, 2023. Net income margin attributable to common stockholders was 6.1% for the three months ended June 30, 2023. FIRST QUARTER (1) Revenue $2.7 billion +18.0% Revenue, Excluding Billable Expenses $1.8 billion +16.9% Net Income $161 million +16.9% Adjusted EBITDA2 $307 million +21.5% Adjusted EBITDA Margin on Revenue2 11.6% +3.6% Adjusted Net Income $193 million +28.0% Diluted EPS $1.22 +18.4% Adjusted Diluted EPS $1.47 +30.1% Net Cash Used in Operating Activities $(72) million -56.8% Page 4 intentionally repeated

7 $22.0 HISTORICAL BACKLOG & BOOK-TO-BILL (1) For more information on the components of backlog, and the differences between backlog and remaining performance obligations, please see the Company's Form 10-K for the fiscal year ended March 31, 2023; totals may not sum due to rounding. BACKLOG ($ IN BILLIONS) (1) BOOK-TO-BILL TRENDS $24.6 $23.3 $24.0 $26.8 $29.0 $27.8 $29.2 $28.6 $31.8 $30.0 $31.2 $31.3 $4.5 $3.6 $3.5 $3.5 $4.9 $4.0 $3.7 $4.0 $5.5 $4.5 $4.6 $4.9 $6.2 $6.0 $6.1 $9.0 $9.5 $9.4 $9.9 $10.0 $10.4 $10.1 $9.5 $9.0 $13.9 $13.7 $14.4 $14.3 $14.6 $14.3 $15.6 $14.6 $16.0 $15.4 $17.1 $17.3 Funded Unfunded Priced Options 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 1.77x 0.32x 1.38x 1.30x 2.03x 0.39x 1.66x 0.72x 2.40x 0.09x 1.47x 1.03x Quarterly Book-to-Bill LTM Book-to-Bill 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 0.0x 1.0x 2.0x 3.0x 4.0x

CAPITAL ALLOCATION

DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY

- Our multi-year capital deployment plan is to follow a disciplined and opportunistic approach, subject to market conditions
- In Q1 FY 2024, we deployed approximately $179.5 million:
  - $63.0 million through quarterly dividends;
  - $112.4 million through share repurchases; and
  - $4.0 million through strategic investments and acquisitions
- The Board authorized a dividend of $0.47 per share payable on August 31, 2023 to stockholders of record on August 15, 2023
- Share repurchase authorization capacity is $755.9 million available as of June 30, 2023
- Our capital allocation priorities remain: operating needs, quarterly dividend, strategic M&A, share repurchases, and debt repayment

QUARTERLY CAPITAL DEPLOYMENT ($ IN MILLIONS)(1)



$116.5
$—
$57.6
$58.9
1Q23
$86.9
$—
$29.9
$57.0
2Q23
$510.2
$442.1
$10.8
$57.3
3Q23
$191.5
$3.2
$125.7
$62.5
4Q23
$179.5
$4.0
$112.4
$63.0
1Q24
Quarterly Dividends
Share Repurchases(2)
M&A (3)

HISTORICAL CAPITAL DEPLOYMENT ($ IN MILLIONS)(1)



$333.2
$—
$186.6
$146.6
FY20
$571.3
$72.2
$318.1
$181.1
FY21
$1,493.9
$865.5
$419.3
$209.1
FY22
$905.0
$445.3
$224.0
$235.7
FY23
$968.0
$449.3
$278.9
$239.9
LTM
Quarterly Dividends
Share Repurchases(2)
M&A (3)

(1) Totals may not sum due to rounding.
(2) Includes share repurchases transacted but not settled and paid.
(3) Represents payments for strategic investments, net of cash acquired.

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9 FINANCIAL OUTLOOK FULL YEAR FISCAL 2024 GUIDANCE(1) OPERATING PERFORMANCE Fiscal Year 2024 Revenue Growth 7.0% – 11.0% Adjusted EBITDA $1,075 – $1,105 million Adjusted EBITDA Margin on Revenue High 10% to 11% Adjusted Diluted EPS $4.80 – $4.95 Updated Net Cash Provided by Operating Activities(2) $160 – $260 million (1) Reconciliations omitted in reliance on Item 10(e)(1)(i)(B) of Regulation S-K. See "Disclaimer." (2) Reflects estimated net impact of $340 million related to settlement with the Department of Justice. KEY ASSUMPTIONS Fiscal Year 2024 Inorganic Revenue Contributions ~1.0% Effective Tax Rate 23% – 25% Average Diluted Shares Outstanding 129 – 131 million Interest Expense $137 – $147 million Depreciation and Amortization ~$165 million Cash Taxes Related to Section 174 ~$100 million Capital Expenditures $85 – $105 million

10 APPENDIX

11 NON-GAAP FINANCIAL INFORMATION • “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its client staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. • “Adjusted Operating Income” represents operating income before acquisition and divestiture costs, significant acquisition amortization, and the reserve associated with the U.S. Department of Justice investigation disclosed in Note 15 to the Condensed Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended June 30, 2023. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted EBITDA” represents net income (loss) attributable to common stockholders before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including acquisition and divestiture costs, financing transaction costs, the reserve associated with the U.S. Department of Justice investigation disclosed in Note 15 to the Condensed Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended June 30, 2023, and restructuring costs. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. “Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses” is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. • “Adjusted Net Income” represents net income attributable to common stockholders before: (i) acquisition and divestiture costs, (ii) significant acquisition amortization, (iii) the reserve associated with the U.S. Department of Justice investigation disclosed in Note 15 to the Condensed Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended June 30, 2023, and (iv) amortization and write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. Booz Allen views Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. • “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements of the Company's Form 10-K for the fiscal year ended March 31, 2023. • "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. "Free Cash Flow Conversion" is calculated as Free Cash Flow divided by Adjusted Net Income. • "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months.

NON-GAAP FINANCIAL INFORMATION (Unaudited)

(In thousands, except share and per share data)		Three Months Ended June 30, 2023		2022
Revenue, Excluding Billable Expenses				
Revenue	$	2,654,486	$	2,249,600
Less: Billable expenses		812,304		674,266
Revenue, Excluding Billable Expenses	$	1,842,182	$	1,575,334
Adjusted Operating Income				
Operating Income (loss)	$	234,418	$	207,195
Acquisition and divestiture costs (a)		3,268		5,093
Significant acquisition amortization (b)		13,108		11,087
Legal matter reserve (c)		27,453		—
Adjusted Operating Income	$	278,247	$	223,375
EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses				
Net income attributable to common stockholders	$	161,388	$	138,284
Income tax expense		39,480		41,489
Interest and other, net (d)		33,550		27,613
Depreciation and amortization		41,847		40,102
EBITDA		276,265		247,488
Acquisition and divestiture costs (a)		3,268		5,093
Legal matter reserve (c)		27,453		—
Adjusted EBITDA	$	306,986	$	252,581
Net income margin attributable to common stockholders		6.1 %		6.1 %
Adjusted EBITDA Margin on Revenue		11.6 %		11.2 %
Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses		16.7 %		16.0 %
Adjusted Net Income				
Net income attributable to common stockholders	$	161,388	$	138,284
Acquisition and divestiture costs (a)		3,268		5,093
Significant acquisition amortization (b)		13,108		11,087
Legal matter reserve (c)		27,453		—
Amortization or write-off of debt issuance costs and debt discount		782		823
Adjustments for tax effect (e)		(12,942)		(4,421)
Adjusted Net Income	$	193,057	$	150,866
Adjusted Diluted Earnings Per Share				
Weighted-average number of diluted shares outstanding	$	131,530,633	$	133,011,088
Diluted earnings per share	$	1.22	$	1.03
Adjusted Net Income Per Diluted Share (f)	$	1.47	$	1.13
Free Cash Flow				
Net cash provided by operating activities		(71,532)		(45,634)
Less: Purchases of property, equipment and software		(10,488)		(13,734)
Free Cash Flow	$	(82,020)	$	(59,368)
Operating cash flow conversion		(44)%		(33)%
Free cash flow conversion		(42)%		(39)%

(a) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees, primarily associated with the acquisitions of Liberty IT Solutions, LLC ("Liberty") and Tracepoint Holdings, LLC ("Tracepoint") in fiscal 2022, and the acquisition of EverWatch Corp. ("EverWatch") and the divestitures of our management consulting business serving the Middle East and North Africa ("MENA") and our Managed Threat Services business ("MTS") in fiscal 2023.See Note 5, "Acquisition, Goodwill and Intangible Assets" to the condensed consolidated financial statements for further information.

(b) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty in the second quarter of fiscal 2022 and EverWatch in the third quarter of fiscal 2023.

(c) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 15, "Commitments and Contingencies," to the condensed consolidated financial statements for further information.

(d) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations.

(e) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. The tax effect of certain discrete items is calculated specifically and may vary from the general 26% rate. The tax effect also includes the indirect effects of uncertainty around the application of Section 174 of the Tax Cuts and Jobs Act of 2017.

(f) Excludes adjustments of approximately $1.2 million and $0.9 million of net earnings for the three months ended June 30, 2023 and June 30, 2022, respectively, associated with the application of the two-class method for computing diluted earnings per share.

12

NON-GAAP FINANCIAL INFORMATION (Unaudited)

(In thousands, except share and per share data)	Three Months Ended June 30, 2023	Three Months Ended March 31, 2023	Three Months Ended December 31, 2022	Three Months Ended September 30, 2022
Net income (loss) attributable to common stockholders	$ 161,388	$ (68,422)	$ 30,997	$ 170,932
Income tax (benefit) expense	39,480	(6,552)	10,539	51,258
Interest and other, net (a)	33,550	31,992	17,412	1,882
Depreciation and amortization	41,847	44,284	42,046	39,052
EBITDA	$ 276,265	$ 1,302	$ 100,994	$ 263,124
Acquisition and divestiture costs (b)	3,268	4,148	19,096	15,932
Financing transaction costs (c)	—	—	—	6,888
Legal matter reserve (d)	27,453	226,000	124,000	—
Adjusted EBITDA	$ 306,986	$ 231,450	$ 244,090	$ 285,944
Last 12 months Adjusted EBITDA	$ 1,068,470			
Total Debt	$ 2,877,583			
Less: Cash	209,640			
Net Debt	$ 2,667,943			
Net Leverage Ratio (e)	2.5			

	Three Months Ended June 30, 2022	Three Months Ended March 31, 2022	Three Months Ended December 31, 2021	Three Months Ended September 30, 2021
Net income attributable to common stockholders	$ 138,284	$ 90,873	$ 128,931	$ 154,834
Income tax expense (benefit)	41,489	33,897	30,090	46,127
Interest and other, net (a)	27,613	23,653	18,276	17,406
Depreciation and amortization	40,102	40,824	39,576	37,602
EBITDA	$ 247,488	$ 189,247	$ 216,873	$ 255,969
Acquisition and divestiture costs (b)	5,093	11,670	5,346	13,680
Restructuring costs (e)	—	4,164	—	—
Adjusted EBITDA	$ 252,581	$ 205,081	$ 222,219	$ 269,649
Last 12 months Adjusted EBITDA	$ 949,530			
Total Debt	$ 2,783,876			
Less: Cash	497,828			
Net Debt	$ 2,286,048			
Net Leverage Ratio (f)	2.4			

(a) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations.

(b) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity, as well as the divestiture costs incurred in divesting a portion of our business. Acquisition and divestiture costs primarily include costs associated with (i) buy-side and sell-side due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees primarily associated with the acquisitions of Liberty and Tracepoint in fiscal 2022, and the acquisition of EverWatch and the divestitures of our MENA business and MTS business in fiscal 2023. See Note 5, "Acquisition, Goodwill and Intangible Assets", to the condensed consolidated financial statements for further information.

(c) Reflects expenses associated with debt financing activities incurred during the second quarter of fiscal 2023.

(d) Reserve associated with the U.S. Department of Justice's investigation of the Company. See Note 15, "Commitments and Contingencies," to the condensed consolidated financial statements for further information.

(e) Represents restructuring charges of $8.3 million incurred during the fourth quarter of fiscal 2022, net of approximately $4.2 million of revenue recognized on recoverable expenses, associated with severance costs of a restructuring plan to reduce certain executive administrative personnel costs.

(f) "Net Leverage Ratio" is calculated as net debt (total debt less cash) divided by Adjusted EBITDA over the prior twelve months.

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14 FINANCIAL RESULTS – KEY DRIVERS First Quarter Fiscal 2024 – Below is a summary of the key factors driving results for the fiscal 2024 first quarter ended June 30, 2023 as compared to the prior year period: • Revenue increased 18.0% to $2.7 billion and Revenue, Excluding Billable Expenses increased 16.9% to $1.8 billion. Revenue growth was primarily driven by headcount growth and strong demand for our solutions, as well as lower levels of attrition than in the prior year. The increase in revenue also includes approximately $36.0 million of contributions related to the Company's acquisition of EverWatch in the third quarter of fiscal 2023. • Operating income increased 13.1% to $234.4 million and Adjusted Operating Income increased 24.6% to $278.2 million. The increase was primarily driven by the same drivers benefiting revenue growth as well as strong contract level performance and lower unallowable spending. Operating income was negatively impacted by a $27.5 million reserve associated with the U.S. Department of Justice's investigation of the Company recorded in the first quarter of fiscal 2024. The increase in Adjusted Operating Income was driven by the same factors impacting Operating Income with the exception of the aforementioned legal matter reserve, which did not impact Adjusted Operating Income. • Net income increased 16.9% to $161.4 million and net income attributable to common stockholders increased 16.7% to $161.4 million. Adjusted Net Income increased 28.0% to $193.1 million. These changes were primarily driven by the same factors as operating income and Adjusted Operating Income. Net income and Adjusted Net Income were also affected by higher interest expense and lower income tax expense. • EBITDA increased 11.6% to $276.3 million and Adjusted EBITDA increased 21.5% to $307.0 million. These changes were due to the same factors as operating income and Adjusted Operating Income, respectively. • Diluted EPS increased to $1.22 from $1.03 and Adjusted Diluted EPS increased to $1.47 from $1.13. The changes were primarily driven by the same factors as Net Income and Adjusted Net Income, respectively, partially offset by a lower share count in the first quarter of fiscal 2024. • Net cash used in operating activities was $(71.5) million for the quarter year ended June 30, 2023, as compared to $(45.6) million in the prior year. Free Cash Flow was $(82.0) million for the quarter ended June 30, 2023, as compared to $(59.4) million in the prior year. Operating cash was seasonally light light due to timing of bonus payouts and continued spending on growth-oriented investments and working capital needs, but was aided by strong collection performance and overall revenue growth.